Exhibit 10aad
GUARANTY

This GUARANTY dated as of November 10, 2006 is made by Rogers KF, Inc., a Delaware corporation, Rogers Specialty Materials Corporation, a Delaware corporation, Rogers Japan Inc., a Delaware corporation, Rogers Southeast Asia, Inc., a Delaware corporation, Rogers Taiwan, Inc., a Delaware corporation, Rogers Korea, Inc., a Delaware corporation, Rogers Technologies Singapore, Inc., a Delaware corporation and Rogers Circuit Materials Incorporated, a Delaware corporation (together, the "Guarantors") in favor of Citizens Bank of Connecticut, a Connecticut stock savings bank (the "Bank").

WHEREAS, the Borrower and the Guarantors are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group;

WHEREAS, the Guarantors expect to receive direct and indirect benefits from the extensions of credit to the Borrower by the Bank pursuant to the Multicurrency Revolving Credit Agreement dated as of the date hereof among Rogers Corporation, Rogers Technologies (Barbados) SRL, Rogers (China) Investment Co., Ltd., Rogers N.V., Rogers Technologies (Suzhou) Co., Ltd. (collectively the "Borrowers"), and the Bank (the "Credit Agreement") (which benefits are hereby acknowledged);

WHEREAS, it is a condition precedent to the obligation of the Bank to make any loans or otherwise extend credit to the Borrowers under the Credit Agreement that the Guarantors execute and deliver to the Bank this Guaranty; and

WHEREAS, the Guarantors wish to guaranty the Borrowers' obligations to the Bank under or in respect of the Credit Agreement as provided herein;

NOW, THEREFORE, the Guarantors hereby jointly and severally agree with the Bank as follows:

1. Definitions. The term “Obligations” or “Obligation” and all other capitalized terms used herein without definition that are defined in the Credit Agreement shall have the respective meanings provided therefor in the Credit Agreement.

2. Guaranty of Payment and Performance. The Guarantors hereby jointly and severally guarantee to the Bank the full and punctual payment when due (whether at stated maturity, by required pre-payment, or by acceleration after the occurrence of an Event of Default or when otherwise due), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Borrowers or resort to any collateral security or other means of obtaining payment. Should the Borrowers default in the payment or performance of any of the Obligations, the obligations of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by the Bank, become immediately due and payable to the Bank, without further demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by the Guarantors hereunder may be required by the Bank on any number of occasions. All payments by the Guarantors hereunder shall be made to the Bank, in the manner and at the place of payment specified therefor in the Credit Agreement, for the account of the Bank.

3. Guarantors’ Agreement to Pay Enforcement Costs, etc. The Guarantors further jointly and severally agree, as principal obligors and not as guarantors only, to pay to the Bank, on demand, all costs and expenses (including court costs and reasonable legal expenses) reasonably incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this §3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Credit Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

4. Waivers by Guarantors; Bank’s Freedom to Act. The Guarantors jointly and severally agree that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantors waive promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrowers or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantors agree to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agree that the obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Borrowers or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise. refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantors or otherwise operate as a release or discharge of the Guarantors, all of which may be done without notice to the Guarantors. To the fullest extent permitted by law, the Guarantors hereby expressly waive any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law which would otherwise prevent the Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantors before or after the Bank’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Bank.

5. Unenforceability of Obligations Against Borrowers. If for any reason any Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any Borrower by reason of such Borrower’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantors to the same extent as if each Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantors.

6.       Subrogation: Subordination.

6.1.           Waiver of Rights Against Borrower. Until the final payment and performance in full of all of the Obligations, the Guarantors shall not exercise and hereby waive any rights against the Borrowers arising as a result of payment by the Guarantors hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Bank in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantors will not claim any setoff, recoupment or counterclaim against any Borrower in respect of any liability of the Guarantors to such Borrower; and the Guarantors waive any benefit of and any right to participate in any collateral security which may be held by the Bank.

6.2.           Subordination. The payment of any amounts due with respect to any indebtedness of any Borrower for money borrowed or credit received now or hereafter owed to the Guarantors is hereby subordinated to the prior payment in full of all of the Obligations; provided that so long as no Event of Default has occurred and is continuing, any amounts due to the Guarantors from the Borrowers may continue to be paid when due. The Guarantors agree that, after the occurrence of any Event of Default, the Guarantors will not demand, sue for or otherwise attempt to collect any such indebtedness of any Borrower to the Guarantors until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantors shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantors as trustees for the Bank and be paid over to the Bank, on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

6.3.           Provisions Supplemental. The provisions of this §6 shall be supplemental to and not in derogation of any rights and remedies of the Bank under any separate subordination agreement which the Bank may at any time and from time to time enter into with the Guarantors for the benefit of the Bank.

7. Setoff. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, the Bank is hereby authorized at any time and from time to time after the occurrence of an Event of Default, without notice to the Guarantors (any such notice being expressly waived by the Guarantors) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantors under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty. The Bank shall provide notice to the applicable Guarantor promptly after the exercise of any such right of setoff.

8. Further Assurances. The Guarantors agree that they will from time to time, at the written request of the Bank, do all such things and execute all such documents as the Bank may consider reasonably necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder. The Guarantors acknowledge and confirm that the Guarantors have established their own adequate means of obtaining from the Borrowers on a continuing basis all information desired by the Guarantors concerning the financial condition of the Borrowers and that the Guarantors will look to the Borrowers and not to the Bank in order for the Guarantors to keep adequately informed of changes in the Borrowers' financial condition.

9. Termination; Reinstatement. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantors’ intentions to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at the address of the Bank for notices set forth in §19 of the Credit Agreement. No such notice shall affect any rights of the Bank hereunder, including without limitation the rights set forth in §§4 and 6, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

10. Successors and Assigns. This Guaranty shall be binding upon the Guarantors, their successors and assigns, and shall inure to the benefit of the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, subject to and in accordance with §18 of the Credit Agreement, the Bank may assign or otherwise transfer the Credit Agreement, the Notes, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein. The Guarantors may not assign any of their obligations hereunder without the prior written consent of the Bank.

11. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising. any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12. Notices. All notices and other communications called for hereunder shall be made in accordance with §19 of the Credit Agreement and shall be addressed as follows: if to the Guarantors, at the addresses set forth beneath their signatures hereto, and if to the Bank, at the address for notices to the Bank set forth in §19 of the Credit Agreement, or at such address as either party may designate by notice in writing to the other.

13. Governing Law; Consent to Jurisdiction. THIS GUARANTY IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Guarantors agree that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consent to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantors by mail at the address referred to in §12. The Guarantors hereby waive any objection that they may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

14.           Waiver of Jury Trial. THE GUARANTORS HEREBY WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Guarantors hereby waive any rights which they may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantors (i) certify that neither the Bank nor any representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledge that, in entering into the Credit Agreement and the other Loan Documents to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this §14.

15. Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed and delivered as an instrument under seal as of the date first written above.

ROGERS KF, INC.

By:	/s/ Robert D. Wachob
Robert D. Wachob
President and Chief Executive Officer

By:	/s/ Dennis M. Loughran
Dennis M. Loughran
Vice President-Finance and Chief Financial Officer

Address:	One Technology Drive
P.O. Box 188
Rogers, CT 06263-0188
Telecopier No.: (860) 779-5585

ROGERS SPECIALTY MATERIALS CORPORATION

By:	/s/ Robert D. Wachob
Robert D. Wachob
President and Chief Executive Officer

By:	/s/ Dennis M. Loughran
Dennis M. Loughran
Vice President-Finance and Chief Financial Officer

Address:	One Technology Drive
P.O. Box 188
Rogers, CT 06263-0188
Telecopier No.: (860) 779-5585

ROGERS JAPAN, INC.

By:	/s/ Robert D. Wachob
Robert D. Wachob
President and Chief Executive Officer

By:	/s/ Dennis M. Loughran
Dennis M. Loughran
Vice President-Finance and Chief Financial Officer

Address:	One Technology Drive
P.O. Box 188
Rogers, CT 06263-0188
Telecopier No.: (860) 779-5585

ROGERS SOUTHEAST ASIA, INC.

By:	/s/ Robert D. Wachob
Robert D. Wachob
President and Chief Executive Officer

By:	/s/ Dennis M. Loughran
Dennis M. Loughran
Vice President-Finance and Chief Financial Officer

Address:	One Technology Drive
P.O. Box 188
Rogers, CT 06263-0188
Telecopier No.: (860) 779-5585

ROGERS TAIWAN, INC.

By:	/s/ Robert D. Wachob
Robert D. Wachob
President and Chief Executive Officer

By:	/s/ Dennis M. Loughran
Dennis M. Loughran
Vice President-Finance and Chief Financial Officer

Address:	One Technology Drive
P.O. Box 188
Rogers, CT 06263-0188
Telecopier No.: (860) 779-5585

ROGERS KOREA, INC.

By:	/s/ Robert D. Wachob
Robert D. Wachob
President and Chief Executive Officer

By:	/s/ Dennis M. Loughran
Dennis M. Loughran
Vice President-Finance and Chief Financial Officer

Address:	One Technology Drive
P.O. Box 188
Rogers, CT 06263-0188
Telecopier No.: (860) 779-5585

ROGERS TECHNOLOGIES SINGAPORE, INC.

By:	/s/ Robert D. Wachob
Robert D. Wachob
President and Chief Executive Officer

By:	/s/ Dennis M. Loughran
Dennis M. Loughran
Vice President-Finance and Chief Financial Officer

Address:	One Technology Drive
P.O. Box 188
Rogers, CT 06263-0188
Telecopier No.: (860) 779-5585

ROGERS CIRCUIT MATERIALS INCORPORATED

By:	/s/ Robert D. Wachob
Robert D. Wachob
President and Chief Executive Officer

By:	/s/ Dennis M. Loughran
Dennis M. Loughran
Vice President-Finance and Chief Financial Officer

Address:	One Technology Drive
P.O. Box 188
Rogers, CT 06263-0188
Telecopier No.: (860) 779-5585